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                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



        As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K/A No. 4 into the Company's previously filed post-effective Amendment No. 3 in the S-8 Registration Statement File No. 33-43841 and the S-8 Registration Statement File No. 33-27213.


                                            /s/ ARTHUR ANDERSEN LLP
                                            ------------------------------
                                                ARTHUR ANDERSEN LLP


August 8, 1996
St. Louis, Missouri